UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2011
___________________

ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33926 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

1600 Hwy 6 South, Suite 240, Sugar Land, Texas 77478
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (409) 385-8300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 6, 2011, the Registrant issued a press release titled “Arabian American Development Company Announces Key New Investment Partner in Al Masane Al Kobra Mining Company.”  A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 6, 2011, titled “Arabian American Development Company Announces Key New Investment Partner in Al Masane Al Kobra Mining Company”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  July 6, 2011                                                      By: /s/ Connie Cook___________
     Connie Cook, Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 6, 2011, titled “Arabian American Development Company Announces Key New Investment Partner in Al Masane Al Kobra Mining Company”